                             [LOGO]  RELIANCE
                    A RELIANCE GROUP HOLDINGS COMPANY




                SPECIFIC EXCESS WORKERS' COMPENSATION
                     AND EMPLOYERS' LIABILITY POLICY

                         PLANET INSURANCE COMPANY

A Stock Insurance Company, herein called the Company, agrees with the Insured, named in the Declarations made a part hereof, in consideration of the payment of the premium and in reliance upon the statements in the Declarations and subject to the limit of liability, exclusions, conditions and other terms of this policy:
--------------------------------------------------------------------------------
INSURING AGREEMENTS
--------------------------------------------------------------------------------
I. APPLICATION OF   This policy applies to loss sustained by the Insured on
   POLICY.          account of:

                    (A) compensation and other benefits required of the Insured by the workers' compensation law; and

                    (B) sums which the Insured shall become legally obligated to pay as damages because of bodily injury by accident or disease, including death at any time resulting therefrom, sustained in the United States of America, its territories or possessions, or Canada by any employee of the Insured arising out of and in the course of his employment by the Insured either in operations in a state designated in Item 5 of the Declarations or in operations necessary or incidental thereto, as a result of injury(1) by accident occurring during the policy period, or (2) by disease caused or aggravated by exposure of which the last day of the last exposure, in the employment of the Insured, to conditions causing the disease occurs during the policy period.

II. RETENTION AND   The Insured shall retain as its own retention in the amount
    INDEMNITY.      stated in Item 6 of the Declarations and the Company hereby agrees to indemnify the Insured against loss in excess of such retention, subject to the limit of indemnity stated in
                    Item 7 of the Declarations; provided, that the retention and limit of indemnity apply as respects:

                    (A) bodily injury by accident, including death resulting
                        therefrom, sustained by one or more employees in each accident; or

                    (B) bodily injury by disease, including death resulting
                        therefrom, sustained by each employee.

                    The inclusion herein of more than one Insured shall not operate to increase the retention or the limit of indemnity.

III. CLAIM          As respects each such accident and each such disease for
     EXPENSES.      which indemnity against loss is afforded by this policy, the
                    Company will indemnify the Insured against that proportion of claim expenses (other than appeal claim expenses handled as hereinafter provided) paid by the Insured that the amount of the loss ultimately borne by the Company bears to the total amount of the loss. As respects claim expenses connected with appeal taken by the Insured from an award, verdict or judgment which is in excess of the Insured's retention hereunder, if the Company consents to such appeal the Company shall indemnify the Insured against that proportion of the claim expenses paid by the Insured in connection with such appeal that the amount of such award, verdict or judgment in excess of the Insured's retention bears to the total amount of such award, verdict or judgment.

                    Claim expenses are payable by the Company in addition to the limit of indemnity of this policy.

IV. DEFINITIONS.    (A) WORKERS' COMPENSATION LAW. The unqualified term
                        "workers' compensation law" means the workers' compensation law and any occupational disease law of a state designated in Item 5 of the Declarations, while the Insured is a duly qualified self-insurer under such law, but does not include those provisions of any such law which provide non-occupational disability benefits.

                    (B) STATE. The word "state" means any state or territory of the United States of America and the District of Columbia.

                    (C) BODILY INJURY BY ACCIDENT. An event or circumstance,
                        other than bodily injury by disease, which is unexpected and unintended from the standpoint of the Insured and results in injury or impairment to bodily or mental function. The contraction of disease is not an accident within the meaning of the word "accident" in the term "bodily injury by accident" and only such disease as results directly from a bodily injury by accident is included within the term "bodily injury by accident".

                    (D) BODILY INJURY BY DISEASE. An illness or sickness, other than bodily injury by accident, resulting in injury or impairment to the bodily or mental functions. The term "bodily injury by disease" includes only such disease as is not included within the term "bodily injury by accident".

                    (E) ASSAULT AND BATTERY. Under Section I B. of the of
                        Insuring Agreements, assault and battery shall be deemed an accident unless committed by or at the direction of the Insured.

                    (F) DAMAGES BECAUSE OF BODILY INJURY BY ACCIDENT OR DISEASE,
                        INCLUDING DEATH AT ANY TIME RESULTING THEREFROM. The words "damages because of bodily injury by accident or disease, including death at any time resulting therefrom", in Section I B. of Insuring Agreements, includes damages for care and loss of services and damages for which the Insured is liable by reason of suits or claims brought against the Insured by others to recover the damages obtained from such others because of such bodily injury sustained by employees of the Insured arising out of and in the course of their employment.

                    (G) LOSS. The word "loss" shall mean only such amounts as
                        are actually paid in cash by the Insured in payment of benefits under the workers' compensation law, in settlement of claims or in satisfaction of awards of judgments; but the word "loss" shall not include claim expenses, salaries paid to employees of the Insured, nor annual retainers.

                    (H) CLAIMS EXPENSES. The term "claims expenses" shall mean court costs, interest upon awards and judgments, and allocated investigation, adjustment and legal expenses; but the term "claim expenses" shall not include salaries paid to employees of the Insured nor annual retainers.

                    (I) REMUNERATION. When used as a premium basis,
                        "remuneration" means the entire remuneration, computed in accordance with the excess manuals and rating plans in use by the Company, earned during the policy period by (a) all executive officers and other employees of the Insured engaged in operations covered by this policy, and (b) any other person performing work which may render the Insured liable for injury to or death of such person in accordance with the workers' compensation law. "Remuneration" shall not include the remuneration of any person within division (b) foregoing if the Insured maintains evidence satisfactory to the Company that the payment of compensation and other benefits under such law to such person is secured by other valid and collectible insurance or by any other undertaking approved by the governmental agency having jurisdiction thereof.
--------------------------------------------------------------------------------
EXCLUSIONS
--------------------------------------------------------------------------------
This policy does not apply:

I. to loss arising out of operations (A) as respects to which the Insured carries a full coverage workers' compensation or employers' liability policy, or (B) as respect to which any workers' compensation law has been rejected;

II. unless required by law or described in the Declarations, to domestic employment or to farm or agricultural employment;

III. to any payments required on the Insured under the workers' compensation law, in excess of the benefits regularly provided by such law, solely because of injury to (A) any employee by reason of the serious and willful misconduct of the Insured; or (B) any employee employed by the Insured in violation of law with the knowledge or acquiescence of the Insured or any executive officer thereof;

IV. under Subsection I B. of the Insuring Agreements, to liability assumed by the Insured under any contract or agreement;

V. under Subsection I B. of the Insuring Agreements, (A) to punitive or exemplary damages on account of bodily injury to or death of any employee in violation of law, or (B) with respect to any employee employed in violation of law with the knowledge or acquiescense of the Insured or any executive officer thereof;

VI. under Subsection I B. of the Insuring Agreements, to bodily injury by disease unless prior to thirty-six months after the end of the policy period written claim is made or suit is brought against the Insured for damages because of such injury or death resulting therefrom;

VII. under Subsection I B. of the Insuring Agreements, to any obligation for which the Insured or any carrier as his insurer may be held liable under any workers' compensation or occupational disease law of a state designated in Item 5 of the Declarations, any other workers' compensation or occupational disease law, any unemployment compensation or disability benefits law, or under any similar law.
--------------------------------------------------------------------------------
CONDITIONS
--------------------------------------------------------------------------------
I.  QUALIFIED      The Insured, by the acceptance of this policy, warrants that
    SELF-INSURER.  it has qualified as a self-insurer as provided in the workers' compensation law and will continue to maintain such qualification during the period of this policy. In the event the Insurer should at any time while this policy is in force terminate its qualifications as a self-insurer or if such qualification should be cancelled or revoked, this policy, to the extent of such termination, cancellation or revocation, shall automatically terminate at the same time.

II. PREMIUM.       (A) The premium bases and rates for the classifications of operations described in the Declarations are as stated therein and for classifications not so described are those applicable in accordance with the excess manuals and rating plans in use by the Company. The policy is issued by the Company and accepted by the Insured with the agreement that if any change in classifications, rates or rating plans is or becomes applicable to this policy under any law regulating this insurance or because of any amendments affecting the benefits provided by the workers' compensation law, such change with the effective date thereof shall be stated in an endorsement issued to form a part of this policy.

                   (B) If the Declarations provide for adjustment of premium on other than an annual basis, the Insured shall pay the deposit premium to the Company upon the inception of this policy and thereafter in interim premiums shall be computed in accordance with the excess manuals and rating plans in use by the Company and paid by the Insured promptly after the end of each interval specified in the Declarations. The deposit premium shall be retained by the Company until termination of this policy and credited to the final premium adjustment.

                   (C) The Insured shall maintain records of the information
                       necessary for premium computation on the bases stated in the Declarations, and shall send copies of such records to the Company at the end of the policy period and at such times during the policy period as the Company may direct. If the Insured does not furnish records of the remuneration of persons within divisions (b) of the definition of remuneration foregoing, the remuneration of such persons shall be computed in accordance with the excess manuals and rating plans in use by the Company.

                   (D) The premium stated in the Declarations is an estimated premium only. Upon termination of this policy, the earned premium shall be computed in accordance with the rules, rates, premiums and minimum premium applicable to this insurance in accordance with the excess manuals and rating plans in use by the Company. If the earned premium exceeds the premium previously paid, the Insured shall pay the excess to the Company; if less, the Company shall return to the Insured the unearned portion paid by the Insured. All premiums shall be fully earned whether any workers' compensation law, or any part thereof, is or shall be declared invalid or unconstitutional.

III. LONG-TERM     If this policy is written for a period longer than one year,
     POLICY.       all the provisions of this policy shall apply separately to each consecutive twelve-month period, or, if the first or last consecutive period is less than twelve months, to such period of less than twelve months, in the same manner as if a separate policy had been written for each consecutive period.
                   The earned premium for each such period shall be computed as provided by Section II under Conditions, subject, except as otherwise provided in the excess manuals and rating plans in use by the Company with respect to classifications of of operations for which this policy provides a per capita premium basis, to the following provisions:

                   (A) The premium rates for the first consecutive period shall be those stated in the Declarations and those applicable for such period in accordance with the excess manuals and rating plans in use by the Company;

                   (B) The premium bases, classification of operations, rates, rating plans, premiums and minimum premiums for each such subsequent period shall be those applicable for such period in accordance with the excess manuals and rating plans in use by the Company.

IV. PARTNERSHIP    If the Insured is a partnership or joint venture, such
    OR JOINT       insurance as is afforded by this policy applies to each
    VENTURE        partner or member thereof as an Insured only while he
    AS INSURED.    is acting within the scope of his duties as such partner or member.

V. INSPECTION      The Company and any rating authority having jurisdiction by
   AND AUDIT.      law shall each be permitted to inspect the workplaces,
                   machinery and equipment covered by this policy and to examine and audit the Insured's books, vouchers, contracts, documents and records of any and every kind at any reasonable time during the policy period and any extension thereof and within three years after termination of this policy, as far as they relate to the premium bases or the subject matter of this insurance.

VI. NOTICE OF      When an injury occurs that appears reasonably likely to
    INJURY.        involve liability on the part of the Company, written notice shall be given by or on behalf of the Insured to the Company or any of its authorized agent as soon as practicable, except that immediate notice shall be given to the Company where an injury of the following type occurs:

                   (A) any claim, award or judgment or the reopening of any
                       claim which exceeds 50% of the retention specified in
                       Item 6 of the policy applicable to the occurrence which gives rise to such claim, award or judgment, and any action, suit or proceeding which might result in such an award or judgment;

                   (B) any case involving:

                       (1) death;
                       (2) disability for a period of nine months or more;
                       (3) spinal cord injury;
                       (4) amputation of a major extremity;
                       (5) a permanent, total disability as defined in the
                           workers' compensation law of the applicable state named in Item 5 of the Declarations;

                   (C) any occurrence which causes serious injury to two or
                       more employees;

                   Such notice shall contain particulars sufficient to identify the Insured and also the fullest information obtainable at the time. The Insured shall give like notice, with full particulars, of any claim made on account of such injury. If thereafter suit or other proceeding is instituted against the insured to enforce such claim, the Insured shall, when requested by the Company, forward to the Company every demand, notice, summons, or other process or true copies thereof, received by the insured or the Insured's representative together with copies of reports of investigations made by the Insured with respect to such claim, suit or proceeding.

                   The Insured shall not make any voluntary settlement involving loss to the Company hereunder except with the written consent of the Company.

                   The Company, at its own election and expense, shall have the right to participate with the Insured in the settlement, defense or appeal of any claim, suit or proceeding which might involve liability of the Company.

VII. COOPERATION   The Company shall not be called upon to assume charge of the
     OF THE        settlement of defense of any claim made or suit or proceeding
     INSURED.      instituted against the Insured, but shall have the right and shall be given the opportunity to associate with the Insured in the defense and control of any claim, suit or proceeding where the claim or suit involves, or appears reasonably likely to involve the Company, in which event the Insured and the Company shall cooperate in all things in the defense of such claim, suit or proceeding.

VIII. LOSS         The Company shall pay any loss for which it may be liable
      PAYABLE.     under this policy in the following manner:

                   (A) if a loss is payable under the workers' compensation law of the applicable state, payment therefor shall first be made by the Insured in accordance with the provisions of the law, and the Company shall reimburse the Insured for such loss periodically, at intervals of not less than one month, upon receipt from the Insured of proper proofs of payment. No voluntary commutation of compensation awards to a lump sum basis shall be made by the Insured without the consent of the Company.

                  (B) if a loss is not payable under the workers' compensation law of the applicable state, and damages are recovered against the Insured, payment therefor shall be made by the Company within thirty (30) days after proper proof of payment by the Insured shall have been received by the Company.

IX. ACTION        No action shall lie against the Company unless, as a condition
    AGAINST       precendent thereto, the Insured shall have fully complied with
    COMPANY       all the terms of this policy, nor until the amount of the
    INSURING      Insured's obligation to pay shall have been finally determined
    AGREEMENTS    either by judgment against the Insured after actual trial or
    SECTION I B.  by written agreement of the Insured, the claimant and the
                  Company.


                  Any person or organization or the legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this policy to the extent of the insurance afforded by this policy. Nothing contained in this policy shall give any person or organization any right to join the Company as a co-defendant in any action against the Insured to determine the Insured's liability.

                  Bankruptcy or insolvency of the Insured or of the Insured's estate shall not relieve the Company of any of its obligations under Insuring Agreements Section I B.

X. OTHER          If the Insured carries other valid and collectible insurance
   INSURANCE.     covering a loss also covered by this policy (other than
                  insurance that is purchased to apply in excess of the sum of the retention and the limit of liability hereunder of policies of coinsurance within the limits of this policy), the insurance afforded by this contract shall apply in excess of and shall not contribute with such other insurance or reinsurance.

XI. SUBROGATION.  In the event of any payment under this policy, the Company shall be subrogated of all rights of recovery therefor of the Insured and any person entitled to the benefits of this policy against any person or organization, and the Insured shall execute and deliver instruments and papers and do whatever else is necessary to secure such rights. The Insured shall do nothing after a loss to prejudice such rights.

XII. CHANGES.      Notice to any agent or knowledge possessed by any agent or by any other person shall not effect a waiver or a change in any part of this policy or estop the Company from asserting any right under the terms of this policy; nor shall the terms of this policy be waived or changed, except by endorsement issued to form a part of this policy, signed by a duly authorized representative of the Company.

XIII. ASSIGNMENT.  Assignment of interest under this policy shall not bind the
                   Company until its consent is endorsed hereon.

XIV. CANCELLATION. This policy may be cancelled by the Insured by mailing to the
                   Company written notice stating when thereafter the cancellation shall be effective. The policy may be cancelled by the Company by mailing to the Insured at the address shown in this policy written notice stating when not less than ten days thereafter such cancellation shall be effective. The mailing of notice as aforesaid shall be sufficient proof of notice. The effective date of cancellation stated in the notice shall become the end of the policy period. Delivery of such written notice either by the Insured or by the Company shall be equivalent to mailing.

                   If the Insured cancels, unless the excess manuals and rating plans in use by the Company otherwise provide, earned premium shall be (A) computed in accordance with the customary short rate table and procedure; and (B) not less than the minimum premium stated in the Declarations. If the Company cancels, earned premium shall be computed pro rata. Premium adjustment may be made at the time cancellation is effected and, if not then made, shall be made as soon as practicable after cancellation becomes effective. The Company's check or the check of its representative mailed or delivered as aforesaid shall be sufficient tender of any refund or premium due to the Insured.

                   When excess insurance under the workers' compensation law may not be cancelled except in accordance with such law, this condition so far as it applies to the insurance under this policy with respect to such law, is amended to conform to such law.

XV. CONFORMITY TO  Terms of this policy which are in conflict with the
    STATUTE. provisions of the workers' compensation law are hereby amended to conform to such law.

XVI. WARRANTY.     By acceptance of this policy, the Insured warrants that the statements in the Declarations are the Insured's agreements and representations, that this policy is issued in reliance upon the truth of such representations and that this policy embodies all agreements existing between himself and the Company or any of its agent relating to this insurance.

                        SPECIFIC EXCESS WORKERS COMPENSATION
                            AND EMPLOYERS' LIABILITY POLICY

NXC 0105918                                          PLANET INSURANCE COMPANY
---------------                                      Home 0ffice-Sun Prairie,
Renewal of NEW              RELIANCE  [LOGO]         Wisconsin
                                                     Administrative 0ffices-
                                                     Philadelphia, Pennsylvania

                                                  Agency Code, Name and Address
DECLARATIONS                                      80-971
ITEM 1. NAME INSURED AND P. 0. ADDRESS            BRENTWOOD SERVICES, INC.
(No., Street, Town, County, State)                213-A WARD CIRCLE
     ASSOCIATED GENERAL CONSTRUCTORS OF           BRENTWOOD, TN
     FLORIDA SELF INSURANCE FUND
     P.O. BOX 678148
     ORLANDO, FL. 32867

ITEM 2. POLICY PERIOD:
     From      1/1/93 To 1/1/94    12:01 a.m., standard time at the address of
                                   the insured as stated herein.

ITEM 3. The Named Insured is: / / Individual / / Partnership  / / Corporation
                             /X/ Other

ITEM 4. Locations--All usual workplaces of the insured at or from which operations covered by this policy are conducted are located at the above address unless otherwise stated herein:
                   ALL LOCATIONS
        ------------------------------------------------------------------------
ITEM 5. Subsection I (A) under Insuring Agreements applies to the workers' compensation law and any occupational disease law of each of the following states:
              FLORIDA
        ------------------------------------------------------------------------
ITEM 6. Retention $750,000           ITEM 7. Limit of Indemnity $ SEE END'T. #1
                  --------                                      ----------------

ITEM 8.
--------------------------------------------------------------------------------
                                             ESTIMATED    RATES PER    ESTIMATED
                                     CODE  TOTAL ANNUAL    $100 OF       ANNUAL
      CLASSIFICATION OF OPERATIONS  NUMBER REMUNERATION  REMUNERATION   PREMIUMS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS ON FILE WITH THE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Minimum Premium $943,800                           TOTAL ESTIMATED
                --------                           ANNUAL PREMIUM    $
                                                                      ----------
Deposit Premium $1,048,668 - SEE END'T. #2
                --------------------------
          RATE - .3703 PER $100 OF PAYROLL

If indicated below, interim adjustments of premium shall be made:

 / / Semi-Annually / / Quarterly  / / Monthly

ITEM 9. The insured is not conducting other operations at or from the locations described herein or any operation at or from any other location in a state designated in Item 5; exception, if any

                    NOT APPLICABLE
        -----------------------------------------------------------------------
Countersigned by  /s/ R. Villafane
                 --------------------------------------------------------------
                                     Authorized Representative

In Witness Whereof, the Company issuing this policy has cause this policy to be signed by its authorized officers, but this policy shall not be valid unless signed by a duly authorized representative of the Company.

                       PLANET INSURANCE COMPANY

           /s/ Linda C. Hohn         /s/ Robert M. Stanley
               Secretary                President

Company Numbers          If this endorsement is issued concurrently with the policy, the Attaching Clause    Endt. No. 1
                         need to be completed
1=RELIANCE INSURANCE     -----------------------------------------------------------------------------------------------
  COMPANY                Issued by Co. No.   Insured    ASSOCIATED GENERAL CONSTRUCTORS OF FLORIDA SELF      Policy No.
                                2                 INSURANCE FUND                                             NXC 0105918
2=PLANET INSURANCE       -----------------------------------------------------------------------------------------------
  COMPANY                Effective Date      Policy Period     Addt'l Premium     Return Premium      Premium subject
                           1/1/93            1/1/93 TO 1/1/94                                         / /    to audit
3=UNITED PACIFIC         -----------------------------------------------------------------------------------------------
  INSURANCE COMPANY      Unearned Premium Factor    All terms and conditions of the policy remain     Countersigned
                                                    unchanged except as amended by this endorsement.
4=RELIANCE INSURANCE     -----------------------------------------------------------------------------------------------
  CO. OF ILLINOIS

Item 7, Limit of Liability, of the Declarations (Form # 32-003 ed. 1/92) is completed as follows:

     1. Coverage A - Workers' Compensation - Statutory.

     2. Coverage B - Employers' Liability - $2,000,000.

--------------------------------------------------------------------------------------------
/ /  THE PREMIUM FOR THIS ENDORSEMENT IF ON INSTALLMENTS IS PAYABLE AS FOLLOWS:
--------------------------------------------------------------------------------------------
                         ADDITIONAL          RETURN    REVISED ANNIVERSARY PREMIUM
--------------------------------------------------------------------------------------------
AT DATE OF ENDORSEMENT   $              $                    (NOT APPLICABLE)
--------------------------------------------------------------------------------------------
FIRST ANNIVERSARY        $              $         $
--------------------------------------------------------------------------------------------
SECOND ANNIVERSARY       $              $         $
--------------------------------------------------------------------------------------------
GEN-47c Ed. 03/87

Company Numbers          If this endorsement is issued concurrently with the policy, the Attaching Clause    Endt. No. 2
                         need to be completed
1=RELIANCE INSURANCE     -----------------------------------------------------------------------------------------------
  COMPANY                Issued by Co. No.   Insured    ASSOCIATED GENERAL CONSTRUCTORS OF FLORIDA SELF      Policy No.
                                2                 INSURANCE FUND                                             NXC 0105918
2=PLANET INSURANCE       -----------------------------------------------------------------------------------------------
  COMPANY                Effective Date      Policy Period     Addt'l Premium     Return Premium      Premium subject
                           1/1/93            1/1/93 TO 1/1/94                                         / /    to audit
3=UNITED PACIFIC         -----------------------------------------------------------------------------------------------
  INSURANCE COMPANY      Unearned Premium Factor    All terms and conditions of the policy remain     Countersigned
                                                    unchanged except as amended by this endorsement.
4=RELIANCE INSURANCE     -----------------------------------------------------------------------------------------------
  CO. OF ILLINOIS


                               INSTALLMENT SCHEDULE

     In consideration of the premium charged, it is agreed that the deposit premium is payable as follows:

                  Due                                    AMOUNT
                  ---                                    ------
                 1/1/93                                 $262,167

                 3/1/93                                 $262,167

                 7/1/93                                 $262,167

                 10/1/93                                $262,167



--------------------------------------------------------------------------------------------
/ /  THE PREMIUM FOR THIS ENDORSEMENT IF ON INSTALLMENTS IS PAYABLE AS FOLLOWS:
--------------------------------------------------------------------------------------------
                         ADDITIONAL          RETURN    REVISED ANNIVERSARY PREMIUM
--------------------------------------------------------------------------------------------
AT DATE OF ENDORSEMENT   $              $                    (NOT APPLICABLE)
--------------------------------------------------------------------------------------------
FIRST ANNIVERSARY        $              $         $
--------------------------------------------------------------------------------------------
SECOND ANNIVERSARY       $              $         $
--------------------------------------------------------------------------------------------
GEN-47c Ed. 03/87

Company Numbers          If this endorsement is issued concurrently with the policy, the Attaching Clause    Endt. No. 3
                         need to be completed
1=RELIANCE INSURANCE     -----------------------------------------------------------------------------------------------
  COMPANY                Issued by Co. No.   Insured    ASSOCIATED GENERAL CONSTRUCTORS OF FLORIDA SELF      Policy No.
                                2                 INSURANCE FUND                                             NXC 0105918
2=PLANET INSURANCE       -----------------------------------------------------------------------------------------------
  COMPANY                Effective Date      Policy Period     Addt'l Premium     Return Premium      Premium subject
                           1/1/93            1/1/93 TO 1/1/94                                         / /    to audit
3=UNITED PACIFIC         -----------------------------------------------------------------------------------------------
  INSURANCE COMPANY      Unearned Premium Factor    All terms and conditions of the policy remain     Countersigned
                                                    unchanged except as amended by this endorsement.
4=RELIANCE INSURANCE     -----------------------------------------------------------------------------------------------
  CO. OF ILLINOIS


                       AVIATION WORKER'S COMPENSATION ENDORSEMENT

IN CONSIDERATION OF THE PREMIUM CHARGED IT IS AGREED THAT COVERAGE FOR
INDUSTRIAL AID AIRCRAFT IS  LIMITED TO THE AIRCRAFT LISTED BELOW::

     YEAR AND MAKE                           HANGARED
     -------------                           --------
  (1) 1970 GULFSTREAM                        MARIANNA, FL.
  (2) 1978 CESSNA 210                        VAN AIR

NEWLY ACQUIRED AIRCRAFT WILL BE COVERED FOR A THIRTY DAY PERIOD DURING
WHICH THE AIRCRAFT MUST BE REPORTED TO THE COMPANY. ALL COVERAGE WILL CEASE
AUTOMATICALLY AT THE END OF THIRTY DAYS FROM THE DATE THE MEMBER OF THE
ASSOCIATED GENERAL CONTRACTORS SELF INSURANCE FUND ACQUIRED THE AIRCRAFT.



--------------------------------------------------------------------------------------------
/ /  THE PREMIUM FOR THIS ENDORSEMENT IF ON INSTALLMENTS IS PAYABLE AS FOLLOWS:
--------------------------------------------------------------------------------------------
                         ADDITIONAL          RETURN    REVISED ANNIVERSARY PREMIUM
--------------------------------------------------------------------------------------------
AT DATE OF ENDORSEMENT   $              $                    (NOT APPLICABLE)
--------------------------------------------------------------------------------------------
FIRST ANNIVERSARY        $              $         $
--------------------------------------------------------------------------------------------
SECOND ANNIVERSARY       $              $         $
--------------------------------------------------------------------------------------------
GEN-47c Ed. 03/87

Company Numbers          If this endorsement is issued concurrently with the policy, the Attaching Clause    Endt. No. 4
                         need to be completed
1=RELIANCE INSURANCE     -----------------------------------------------------------------------------------------------
  COMPANY                Issued by Co. No.   Insured    ASSOCIATED GENERAL CONSTRUCTORS OF FLORIDA SELF      Policy No.
                                2                 INSURANCE FUND                                             NXC 0105918
2=PLANET INSURANCE       -----------------------------------------------------------------------------------------------
  COMPANY                Effective Date      Policy Period     Addt'l Premium     Return Premium      Premium subject
                           1/1/93            1/1/93 TO 1/1/94                                         / /    to audit
3=UNITED PACIFIC         -----------------------------------------------------------------------------------------------
  INSURANCE COMPANY      Unearned Premium Factor    All terms and conditions of the policy remain     Countersigned
                                                    unchanged except as amended by this endorsement.
4=RELIANCE INSURANCE     -----------------------------------------------------------------------------------------------
  CO. OF ILLINOIS


                         ALL STATES ENDORSEMENT

It is agreed that:

A. In the event the Insured undertakes operations in any state not designated in item 5 of the Declarations, other than North Dakota, or Wyoming, the Company agrees as follows:

     1. To indemnify the Insured excess of the Insured's Retention for all compensation and other benefits under the Workers' Compensation law of such State.

     2. Such insurance as afforded by the policy under coverage I.(B) also applies to Bodily Injury by Accident or Disease, including Death at any time resulting therefrom, sustained by any employee of the Insured arising out of and in the course of his employment in operations in such State or in operations incidental thereto. The limit of liability for Bodily Injury by Disease including Death resulting therefrom, applies as though each State in which such operations are conducted were designated in Item 5 of the Declarations.

     3. Such insurance as is afforded by the policy by virtue of this endorsement does not apply to such operations if the Insured has, under any Workers' Compensation or Occupational Disease law, other insurance or is a qualified self insurer or has rejected the Workers' Compensation or Occupational Disease law applicable to such operations.

B.  The agreements in paragraph A forgoing are subject to the following
Conditions:

     1. The Insured shall give notice to the Company before or as soon as practicable after the commencement of such operations but failure to give such notice shall not invalidate the insurance afforded by this endorsement.


--------------------------------------------------------------------------------------------
/ /  THE PREMIUM FOR THIS ENDORSEMENT IF ON INSTALLMENTS IS PAYABLE AS FOLLOWS:
--------------------------------------------------------------------------------------------
                         ADDITIONAL          RETURN    REVISED ANNIVERSARY PREMIUM
--------------------------------------------------------------------------------------------
AT DATE OF ENDORSEMENT   $              $                    (NOT APPLICABLE)
--------------------------------------------------------------------------------------------
FIRST ANNIVERSARY        $              $         $
--------------------------------------------------------------------------------------------
SECOND ANNIVERSARY       $              $         $
--------------------------------------------------------------------------------------------
GEN-47c Ed. 03/87

Company Numbers          If this endorsement is issued concurrently with the policy, the Attaching Clause    Endt. No. 4
                         need to be completed                                                                     CONT'D
1=RELIANCE INSURANCE     -----------------------------------------------------------------------------------------------
  COMPANY                Issued by Co. No.   Insured    ASSOCIATED GENERAL CONSTRUCTORS OF FLORIDA SELF      Policy No.
                                2                 INSURANCE FUND                                             NXC 0105918
2=PLANET INSURANCE       -----------------------------------------------------------------------------------------------
  COMPANY                Effective Date      Policy Period     Addt'l Premium     Return Premium      Premium subject
                           1/1/93            1/1/93 TO 1/1/94                                         / /    to audit
3=UNITED PACIFIC         -----------------------------------------------------------------------------------------------
  INSURANCE COMPANY      Unearned Premium Factor    All terms and conditions of the policy remain     Countersigned
                                                    unchanged except as amended by this endorsement.
4=RELIANCE INSURANCE     -----------------------------------------------------------------------------------------------
  CO. OF ILLINOIS


     Page - 2 -

     2. The Insured shall take whatever action is necessary to bring themselves into compliance with the Workers' Compensation or Occupational Disease laws of such State with respects to such operations.
     If the Insured becomes a qualified self insurer in the State, the Company shall thereupon endorse this policy to include the State under item 5 at a retention to be mutually agreed to.

     3. The premium bases and rates for the classifications of operations in such State or operations necessary or incidental thereto shall be those which would have been applicable under the excess manuals in use by the Company had coverage A of the policy applied to such operations and the premium for the insurance afforded by this endorsement with respect to such operations shall be computed accordingly and in accordance to the provisions of Condition II of the policy.

     4. The word "State" as used in this endorsement means any State of the United States of America and the District of Columbia.

C. Such insurance as is afforded by the policy by virtue of this endorsement shall not apply to:

     1. To Injury or Death of the master or a member of the crew of vessel;or,

     2. Any fines or penalties levied against the Insured for not being a qualified self insurer in the State and/or for failure to comply with the requirements of any Workers' Compensation law.

D. The insurance afforded the policy by virtue of this endorsement shall not constitute Workers' Compensation insurance as required of an employer under the laws of any State.


--------------------------------------------------------------------------------------------
/ /  THE PREMIUM FOR THIS ENDORSEMENT IF ON INSTALLMENTS IS PAYABLE AS FOLLOWS:
--------------------------------------------------------------------------------------------
                         ADDITIONAL          RETURN    REVISED ANNIVERSARY PREMIUM
--------------------------------------------------------------------------------------------
AT DATE OF ENDORSEMENT   $              $                    (NOT APPLICABLE)
--------------------------------------------------------------------------------------------
FIRST ANNIVERSARY        $              $         $
--------------------------------------------------------------------------------------------
SECOND ANNIVERSARY       $              $         $
--------------------------------------------------------------------------------------------
GEN-47c Ed. 03/87

Company Numbers          If this endorsement is issued concurrently with the policy, the Attaching Clause    Endt. No. 5
                         need to be completed
1=RELIANCE INSURANCE     -----------------------------------------------------------------------------------------------
  COMPANY                Issued by Co. No.   Insured    ASSOCIATED GENERAL CONSTRUCTORS OF FLORIDA SELF      Policy No.
                                2                 INSURANCE FUND                                             NXC 0105918
2=PLANET INSURANCE       -----------------------------------------------------------------------------------------------
  COMPANY                Effective Date      Policy Period     Addt'l Premium     Return Premium      Premium subject
                           1/1/93            1/1/93 TO 1/1/94                                         / /    to audit
3=UNITED PACIFIC         -----------------------------------------------------------------------------------------------
  INSURANCE COMPANY      Unearned Premium Factor    All terms and conditions of the policy remain     Countersigned
                                                    unchanged except as amended by this endorsement.
4=RELIANCE INSURANCE     -----------------------------------------------------------------------------------------------
  CO. OF ILLINOIS

           VOLUNTARY COMPENSATION AND EMPLOYERS' LIABILITY COVERAGE
                                 ENDORSEMENT

In consideration of the premium charged, it is agreed that the Specific
Excess  Workers'  Compensation  and  Employers'  Liability Policy (form 32-005)
IS extended as follows:

     In the event that any of the Insured's employees are exempt from the Workers' Compensation Law(s) of the State designated on item 5 of the Declarations and the Insured Voluntary agrees to cover them, this policy is extended to cover said employees as if they were subject to the Worker's
     Compensation Law(s) of the Covered State(s).


--------------------------------------------------------------------------------------------
/ /  THE PREMIUM FOR THIS ENDORSEMENT IF ON INSTALLMENTS IS PAYABLE AS FOLLOWS:
--------------------------------------------------------------------------------------------
                         ADDITIONAL          RETURN    REVISED ANNIVERSARY PREMIUM
--------------------------------------------------------------------------------------------
AT DATE OF ENDORSEMENT   $              $                    (NOT APPLICABLE)
--------------------------------------------------------------------------------------------
FIRST ANNIVERSARY        $              $         $
--------------------------------------------------------------------------------------------
SECOND ANNIVERSARY       $              $         $
--------------------------------------------------------------------------------------------
GEN-47c Ed. 03/87

Company Numbers          If this endorsement is issued concurrently with the policy, the Attaching Clause    Endt. No. 6
                         need to be completed
1=RELIANCE INSURANCE     -----------------------------------------------------------------------------------------------
  COMPANY                Issued by Co. No.   Insured    ASSOCIATED GENERAL CONSTRUCTORS OF FL S.I.F.         Policy No.
                                2                                                                            NXC 0105918
2=PLANET INSURANCE       -----------------------------------------------------------------------------------------------
  COMPANY                Effective Date      Policy Period     Addt'l Premium     Return Premium      Premium subject
                           1/1/93            1/1/93 TO 1/1/94                                         / /    to audit
3=UNITED PACIFIC         -----------------------------------------------------------------------------------------------
  INSURANCE COMPANY      Unearned Premium Factor    All terms and conditions of the policy remain     Countersigned
                                                    unchanged except as amended by this endorsement.
4=RELIANCE INSURANCE     -----------------------------------------------------------------------------------------------
  CO. OF ILLINOIS

                           BANKRUPTCY OR INSOLVENCY ENDORSEMENT

In consideration of the premium charged, it is agreed that the following additional Condition is added to the Specific Excess Workers' Compensation and Employers' Liability Policy (form 32-005)

     In the event that the Insured is unable to pay part or all of the Insured's Retention, as shown in Item 6 of the Declarations, by reason of Bankruptcy or Insolvency, the coverage afforded by this policy shall continue in effect but only excess of the amount shown in Item 6, Insured's
     Retention.


--------------------------------------------------------------------------------------------
/ /  THE PREMIUM FOR THIS ENDORSEMENT IF ON INSTALLMENTS IS PAYABLE AS FOLLOWS:
--------------------------------------------------------------------------------------------
                         ADDITIONAL          RETURN    REVISED ANNIVERSARY PREMIUM
--------------------------------------------------------------------------------------------
AT DATE OF ENDORSEMENT   $              $                    (NOT APPLICABLE)
--------------------------------------------------------------------------------------------
FIRST ANNIVERSARY        $              $         $
--------------------------------------------------------------------------------------------
SECOND ANNIVERSARY       $              $         $
--------------------------------------------------------------------------------------------
GEN-47c Ed. 03/87